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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2005
                                                         -----------------

                           Strategic Diagnostics Inc.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                   000-68440                  56-1581761
      ---------------            ----------------         --------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)               Identification No.)
      Incorporation)

               111 Pencader Drive
                   Newark, DE                                   19702
    ----------------------------------------                  ----------
    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 15, 2005, the Company determined that the Company's financial statements for the years ended December 31, 2004, 2003 and 2002, and as of and for the periods ended March 31, 2005 and 2004, June 30, 2005 and 2004 and September 30, 2005 and 2004, will be restated and such financial statements should no longer be relied upon. The Company reached this determination following discussions with the U.S. Securities and Exchange Commission relating to the Company's historical accounting policy regarding revenue recognition for certain custom antibody arrangements.

The restatement will revise the Company's revenue recognition policy for custom antibody projects to utilize a methodology based on when a project's specifications have been met and the related antibodies have been shipped, rather than the percentage-of-completion methodology the Company has used since 1996. The restatement will primarily result in changes to the revenues and operating expenses line items as reported in the Consolidated Statement of Operations.

The Audit Committee has discussed the matters noted above with the Company's independent accountants, KPMG LLP.

A copy of the press release issued by the Company on December 21, 2005 regarding these matters is attached to this Form 8-K as Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Financial Statements of Businesses Acquired.

        None.

   (b)  Pro Forma Financial Information.

        None.

   (c)  Exhibits.

Exhibit Number       Exhibit Title
--------------       -------------
99                   Press Release by the Company, dated December 21, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STRATEGIC DIAGNOSTICS INC.



                                         By: /s/ Anthony J. Simonetta
                                             ------------------------------
                                                 Anthony J. Simonetta
                                                 Chief Financial Officer


Dated: December 21, 2005


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                                  EXHIBIT INDEX


Exhibit Number       Exhibit Title
--------------       -------------
99                   Press Release by the Company, dated December 21, 2005.